UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2026

CRISP MOMENTUM INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24520	04-3021770
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 Park Avenue, 7th Floor, New York, NY 10177

(Address of principal executive offices) (Zip code)

(305) 351-9195

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 22, 2026, Crisp Momentum Inc. (the “Company”) entered into a Loan Assignment and Share Repurchase Agreement (the “Assignment and Repurchase Agreement”), dated as of July 22, 2026, by and between the Company and Partum AG (“Partum”).

The Company and Nexvers Co., Ltd. (“Nexvers”) previously entered into a Loan Agreement dated November 13, 2025 (the “Loan Agreement”), pursuant to which the Company made a term loan to Nexvers in an aggregate principal amount of up to $3,000,000 (the “Loan”), evidenced by a promissory note dated November 13, 2025 (the “Note” and together with the Loan Agreement, the “Loan Documents”), and pursuant to which advances under the Loan Agreement were made by the Company to Nexvers in an aggregate principal amount of $1,700,000. Nexvers previously made partial repayments of the Loan in an aggregate amount of $200,000, leaving outstanding obligations under the Loan Documents consisting of an outstanding principal balance of $1,500,000 and certain accrued and unpaid interest thereon (together, the “Outstanding Loan Obligations”).

Pursuant to the terms of the Assignment and Repurchase Agreement, the Company agreed to assign to Partum all of the Company’s right, title, and interest in, to and under the Loan Documents (the “Assignment”), such that Partum would be the sole lender and holder of the Loan Documents following the Assignment. Prior to closing of the Assignment, Partum held 20,000,000 shares of the Company’s common stock (the “Shares”). In consideration for the Assignment and subject to the terms of the Assignment and Repurchase Agreement, Partum agreed to transfer the Shares to the Company.

The Assignment and Repurchase Agreement contains customary representations, warranties and covenants for a transaction of this type.

The Assignment closed on July 22, 2026, and Partum transferred the Shares to the Company on July 22, 2026.

The foregoing description of the Assignment and Repurchase Agreement is qualified in its entirety by reference to the complete terms and conditions of the Assignment and Repurchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Loan Assignment and Share Repurchase Agreement, dated as of July 22, 2026, by and between the registrant and Partum AG.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISP MOMENTUM INC.

Date: July 23, 2026	By:	/s/ Ana Rita Coelho
	Name:	Ana Rita Coelho
	Title:	Interim Chief Executive Officer